Exhibit 99.1

AVCtechnologies Announces Agreement to Buy Ribbon’s Kandy Communications Business

Kandy acquisition adds industry-leading proprietary, multi-tenant cloud communications platform

Combination creates a comprehensive suite of Unified Communications as a Service (UCaaS), Communications Platform as a Service (CPaaS), and Contact

Center as a Service (CCaaS) capabilities

FOR IMMEDIATE RELEASE: August 5, 2020

Atlanta, GA and Westford, MA – American Virtual Cloud Technologies, Inc. (NASDAQ: AVCT) and Ribbon Communications Inc. (NASDAQ:RBBN) today announced they have entered into a definitive agreement for AVCtechnologies to acquire Kandy Communications, an industry-leading proprietary, multi-tenant, highly scalable cloud communications platform, from Ribbon, in an all-stock transaction.

The proposed acquisition combines AVCtechnologies’ 30+ years of experience delivering exceptional white-glove customer service to enterprise customers across a range of managed IT solutions with Kandy’s pure-play, industry-leading, proprietary UCaaS, CPaaS, and CCaaS platform to provide a best-in-class, end-to-end communication experience for channel partners, their customers and end users.

“We are delighted to announce the acquisition of Kandy, which is a major step in strengthening our ability to deliver a comprehensive set of cloud solutions and managed services offerings to our customers”, said AVCtechnologies CEO Darrell J. Mays. “We are extremely fortunate to be able to acquire Kandy, which has built one of the most impressive and advanced cloud communication platforms in the world.”

“This acquisition significantly accelerates our growth strategy and vision to become a leading provider in the large and fast-growing cloud communications industry while increasing our penetration into global medium-sized and large enterprise clients,” added Graham McGonigal, AVCtechnologies Chief Operating Officer.

Founded in 2014, Kandy is a global provider of complex deployments of UCaaS, CPaaS, and CCaaS for mid-market and enterprise customers across its powerful, proprietary multi-tenant, highly scalable cloud platform. The Kandy platform also includes pre-built customer engagement tools, based on WebRTC technology, known as Kandy Wrappers, and provides white-labeled services to a variety of customers including communications service providers and systems integrators.

Kandy was created to help enterprise adopt the cloud, embrace agile innovation and enable programmable communications to save cost, increase productivity, and grow revenues. With Kandy, communication becomes more immediate and contextual resulting in better business outcomes.

Kandy has built a comprehensive roster of globally recognized customers, including AT&T, City of Los Angeles, IBM, and Etisalat (the largest telecom provider in the UAE).

Bruce McClelland, Ribbon’s CEO, stated “We are extremely impressed with the tremendous depth of talent and vision of the AVCtechnologies’ management team and believe that with the addition of the talented and innovative Kandy team, the company will continue to thrive and flourish. We expect the combination of the two entities to generate significant growth and value, and we are excited to be a shareholder of the combined company.”

Upon closing, the senior leadership team of Kandy and its personnel, composed of talented business and technology professionals, are expected to join AVCtechnologies.

Under the agreement, AVCtechnologies will issue thirteen million shares of its common stock to Ribbon Communications. The transaction is expected to close in the second half of 2020 and is subject to standard regulatory review and receipt of the approval of AVCtechnologies’ stockholders, AVCtechnologies’ completion of an equity offering, as well as other customary closing conditions.

Truist Securities, Inc. is serving as sole financial advisor and Greenberg Traurig LLP is serving as legal counsel to AVCtechnologies. Q Advisors is serving as sole financial advisor and Latham & Watkins LLP is serving as legal counsel to Ribbon.

About American Virtual Cloud Technologies, Inc.

AVCtechnologies makes comprehensive and innovative cloud-based UCaaS, Cybersecurity, and IT solutions simple for over 900 enterprise customers, including 350+ managed service clients. Our mission is to be your single destination partner for the white-glove delivery of reliable and secure managed cloud services, hardware, and software. For more information, visit avctechnologies.com.

About Kandy

Kandy, a division of Ribbon, is a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, and CCaaS capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information visit kandy.io.

About Ribbon
Ribbon Communications (Nasdaq: RBBN), which recently merged with ECI Telecom Group, delivers global communications software and network solutions to service providers, enterprises and critical infrastructure sectors. We engage deeply with our customers, helping them modernize their networks for improved competitive positioning and business outcomes in today’s smart, always-on and data-hungry world. Our innovative, end-to-end solutions portfolio delivers unparalleled scale, performance, and agility, including core to edge IP solutions, leading-edge software security and analytics tools, as well as packet and optical networking leveraging ECI’s Elastic Network technology. To learn more about Ribbon visit rbbn.com. For more information about our Elastic Network technology packet-optical portfolio visit ecitele.com.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a proxy statement for the stockholders of AVCtechnologies (the “Proxy Statement”), to be filed with the SEC. AVCtechnologies urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement as well as other documents filed with the SEC because these documents will contain important information about AVCtechnologies, Kandy and the proposed transaction. The definitive proxy statement will be mailed to stockholders of AVCtechnologies as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement (when available), without charge, by directing a request to: American Virtual Cloud Technologies, Inc., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

AVCtechnologies and its directors and executive officers may be considered participants in the solicitation of proxies by AVCtechnologies in connection with the proposed transaction. Information about the directors and executive officers of AVCtechnologies is set forth in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on June 29, 2020, and will be set forth in its proxy statement, which will be filed with the SEC when it becomes available. You may obtain these documents (when they become available, as applicable) free of charge through the sources indicated above.

Non-Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Important Information Regarding Forward-Looking Statements

This release contains forward-looking statements concerning AVCtechnologies, Kandy and Ribbon, the proposed transaction and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of AVCtechnologies and Ribbon, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “seek,” “see,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project,” “target” or similar words, phrases or expressions, and include statements regarding the anticipated benefits of the acquisition of Kandy by AVCtechnologies, the required equity offering and anticipated timing of closing of the transaction.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control, such as statements about the consummation of the proposed transaction.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to consummate the proposed transaction; failure to make or take any filing or other action required to consummate the proposed transaction in a timely matter or at all; failure to obtain shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transaction and disruptions from the proposed transaction that could harm AVCtechnologies’ or Ribbon’s business; ability to retain key personnel; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including customers, employees and competitors; and conditions in the capital markets. The foregoing list of factors is not exhaustive.  All of the parties’ forward-looking statements involve risks and uncertainties (some of which are significant or beyond the parties’ control) and assumptions that could cause actual results to differ materially from their respective historical experience and present expectations or projections.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the most recent respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of the parties, as well as the other documents filed by the parties from time to time with the SEC.  The parties caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof.  Neither AVCtechnologies nor Ribbon undertakes any obligation to publicly update or revise any of forward-looking statements after the date they are made, whether as a result of any changes in circumstances or new information, future events or otherwise, except to the extent required by applicable law.

The information in this release contains forward-looking statements regarding future events that involve risks and uncertainties, including statement regarding the parties’ ability to consummate the proposed transaction, the timing to consummate the proposed transaction and the anticipated benefits of the proposed transaction. All statements other than statements of historical facts contained in this release are forward-looking statements. The actual results of AVCtechnologies and/or Ribbon Communications may differ materially from those contemplated by the forward-looking statements. Risks and uncertainties that may impact the forward-looking statements contained in this release include, without limitation, the potential that one or more conditions to closing the proposed transaction, including the requisite receipt of AVCtechnologies’ shareholders approval, AVCtechnologies’ ability to successfully complete the required equity financing and the receipt of required regulatory approvals, will not be satisfied. For further information regarding risks and uncertainties associated with AVCtechnologies’ and Ribbon Communications' respective businesses, please refer to the "Risk Factors" section of their respective most recent annual or quarterly reports filed with the SEC. Any forward-looking statements represent AVCtechnologies’ and/or Ribbon Communications' views only as of the date on which such statement is made and should not be relied upon as representing either such company’s views as of any subsequent date. While AVCtechnologies and/or Ribbon Communications may elect to update forward-looking statements at some point, each such company specifically disclaims any obligation to do so.

PRESS / ANALYST CONTACTS

American Virtual Cloud Technologies

Thomas King

+1 (404) 239-2863
info@avctechnologies.com

Ribbon

Investor Relations	APAC, CALA & EMEA Press
Monica Gould	Catherine Berthier
+1 (212) 871-3927	+1 (646) 741-1974
IR@rbbn.com	cberthier@rbbn.com

North American Press	Analyst Relations
Dennis Watson	Michael Cooper
+1 (214) 695-2224	+1 (708) 212-6922
dwatson@rbbn.com	mcooper@rbbn.com